Scudder
Short Term
Bond Fund

Semiannual Report
June 30, 1999

-----------------
No-Load Funds
-----------------

Seeks to provide a high level of income consistent with a high degree of principal stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                          Scudder Short Term Bond Fund

Date of Inception:  4/2/84    Total Net Assets as of     Ticker Symbol:  SCSTX
                             6/30/99: $892.3 million


o Bonds posted poor performance in the first half of the year as continued strength in the United States and signs of a recovery in Asia sparked fears of higher interest rates. Corporate issues, in which the Fund has a significant weighting, generally underperformed other sectors of the bond market during the period.

o Management maintained its focus on bonds issued by companies in non-cyclical industries, such as the consumer nondurables, telecommunications, and media sectors. Such companies tend to have steady, recurring cash flows, and are less affected by fluctuations in the economy.

o The Fund received an overall Morningstar Rating(TM)of four stars for its risk adjusted performance as of June 30, 1999.^1

                                Table of Contents

   3  Letter from the Fund's President     16  Financial Highlights

   5  Performance Update                   17  Notes to Financial Statements

   6  Portfolio Summary                    20  Officers and Trustees

   6  Portfolio Management Discussion      21  Investment Products and Services

   9  Investment Portfolio                 22  Scudder Solutions

  13  Financial Statements


^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of June 30, 1999. The ratings are subject to change every month and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Short Term Bond Fund received 4 stars for the 3- and 10-year periods and 3 stars for the 5-year period. The top 10% of funds in a broad asset class receive 5 stars, and the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Short Term Bond Fund was rated among 1543, 1102, and 371 taxable bond funds for the 3-, 5-, and 10-year periods, respectively. Not all Scudder Funds receive 4- and 5-star ratings. Ratings are subject to change.

                        2 - Scudder Short Term Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     The first half of 1999 proved to be a challenging period for fixed income investors, as the positive sentiment that pervaded the bond market in the third and fourth quarters of last year gradually dissipated. Continued strength in the U.S. proved to be beneficial for businesses, consumers, and stock market investors, but bonds did not fare as well. Fears of higher interest rates, which had receded in the months following last year's financial crisis, resurfaced on concerns that the benign level of inflation would not be sustainable given the tight labor markets in the U.S. The yield on the 30-year Treasury bond climbed back above the 6% level (compared to its lows below 5% last fall), and the performance of corporate issues was dampened by the excessive levels of new supply coming to the market.

     While price declines of any kind are always undesirable to bond investors, the rise in yields (and corresponding retreat in bond prices) over the last few months has been relatively small by historical standards. Seasoned investors understand that some price fluctuation is to be expected with bond funds. However, investments with a conservative approach and a history of below-average volatility, such as Scudder Short Term Bond Fund, can help to minimize one's exposure during periods of rising rates. For more information on the recent market environment and the Fund's investment strategy, please turn to the Portfolio Management Discussion on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Short Term Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Short Term Bond Fund

                        3 - Scudder Short Term Bond Fund

                     Performance Update as of June 30, 1999

------------------------------------------------
   Fund Index Comparisons
------------------------------------------------


                          Total Return
   ---------------------------------------------
   Period
   Ended       Growth of               Average
   6/30/1999   $10,000    Cumulative   Annual
   ---------------------------------------------
   Scudder Short Term Bond Fund
   ---------------------------------------------
   1 Year      $ 10,313       3.13%     3.13%

   5 Year      $ 12,739      27.39%     4.96%

   10 Year*    $ 18,809      88.09%     6.52%
   ---------------------------------------------
   Salomon Brothers Inc. Treasury/Government
   Sponsored Corporate Index (1-3 years)
   ---------------------------------------------
   1 Year      $ 10,517       5.17%     5.17%

   5 Year      $ 13,618      36.18%     6.37%

   10 Year*    $ 19,531      95.31%     6.92%

-------------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                         Salomon Brothers Inc.
                          Treasury/Government
                       Sponsored Corporate Index  Scudder Short Term
                             (1 - 3 years)            Bond Fund

           '89                  10000                  10000
           '90                  10842                  10932
           '91                  11954                  12307
           '92                  13212                  13535
           '93                  14102                  14680
           '94                  14342                  14765
           '95                  15444                  15529
           '96                  16306                  16323
           '97                  17383                  17329
           '98                  18572                  18238
           '99                  19531                  18809

                          Yearly periods ended June 30

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------
Returns and Per Share Information
----------------------------------------

Yearly Periods Ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $11.58   $11.89   $12.01   $12.12  $11.37   $11.19   $11.03   $11.00  $10.92   $10.65
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $ 1.03   $ 1.09   $ 1.03   $  .87  $  .76   $  .74   $  .72   $  .69  $  .64   $  .61
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $  .06   $   --   $   --   $   --  $  .07   $   --   $   --   $   --  $   --   $   --
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 9.33    12.58     9.98     8.45     .58     5.17     5.11     6.17    5.25     3.13
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                8.41    10.27    10.50     6.76    1.69     7.68     5.57     6.61    6.84     5.17
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the one year total return for the Fund would have been lower.

* The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 87.45% and 6.49%, respectively.

                        4 - Scudder Short Term Bond Fund

Portfolio Summary as of June 30, 1999

------------------------------------
Diversification
------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Corporate Bonds                         31%
U.S. Government & Treasury
Obligations                             20%
Asset-Backed Securities                 19%
Collateralized Mortgage Obligations     14%
Government National Mortgage
Association                              6%
U.S. Government Agency Pass-Thrus        5%
Repurchase Agreements                    4%
Foreign Bonds -- U.S.$ Denominated       1%
-------------------------------------------
                                       100%
-------------------------------------------


Management continues to find the most compelling investment opportunities in the corporate sector.

------------------------------------
Quality
------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

U.S. Government & Treasury
Obligations                     31%
AAA*                            29%
AA                              13%
A                                8%
BBB                             18%
NR                               1%
------------------------------------
                               100%
------------------------------------

Weighted Average Quality: AA
*Category includes cash equivalents

The Fund's bias toward higher quality bonds proved beneficial in a difficult environment.

-------------------------------
Effective Maturity
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Under 1 year                    20%
1 through 5 years               70%
5 through 8 years                7%
8 years or greater               3%
------------------------------------
                               100%
------------------------------------
Weighted average effective
maturity: 2.87 years

The decision to increase the Fund's average maturity detracted from performance when bond prices weakened in the second quarter.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                        5 - Scudder Short Term Bond Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Steven Wohler discusses Scudder Short Term Bond Fund's strategy and the market environment during the six-month period ended June 30, 1999.

Q: The bond market has endured a difficult environment so far in 1999. What factors have contributed to its poor performance?

A: The ability of the U.S. economy to remain strong in the wake of the recent crises in Japan and the emerging markets has been bad news for bonds, since prosperity can ultimately lead to inflation and higher interest rates. When the period began, investors were still focused on deflation, rather than inflation. Despite the steady growth in the U.S. economy at that point, the consensus view was that the weakness overseas would put a damper on global demand, and by extension, commodity prices and inflation. As this possibility began to seem more remote as the first quarter progressed, the yield on the 30-year Treasury bond crept up to 5.625% by the end of the first quarter, well above its 5.095% level of December 31, 1998. Corporate issues held up slightly better in the first three months of the year since the stronger domestic economy was interpreted as a positive for the financial health of U.S. companies.

As the second quarter began, the environment turned even more negative for bonds. Growth in the U.S. picked up at the same time as evidence began to build that the recession in Asia was bottoming, sparking concerns that the Federal Reserve would be compelled to raise interest rates. The bond market's fears were seemingly confirmed in May when the April consumer price index (CPI) report showed the largest monthly gain in inflation since March of 1996. Shortly after, Japan reported that its first quarter GDP shot ahead at an annualized rate of 7.9%, which served to increase investors' fears regarding the strength of the global economy. The bond market rapidly priced in a rate hike in the wake of these developments, causing the yield on the 30-year issue to climb to 6.16% by June 24, its high-water mark for the period. Corporate bonds also suffered during the selloff, as record levels of issuance caused excess supply to flood the market at a time when demand was on the wane. Since the markets had already discounted in the possibility of a rate hike, the Fed's announcement of a quarter-point rate increase proved anticlimactic. However, its adoption of a "neutral" bias toward further changes in interest rates was a positive surprise that allowed the period to close on an upbeat note.

Q: How did the Fund perform in this environment?

A: The Fund trailed its benchmark because of a heavy emphasis on corporate bonds, and an extended duration (interest rate exposure), both of which had a negative impact on performance in a difficult market. For the six months ended June 30, the Fund returned 0.57% compared to 1.33% for its unmanaged benchmark, the Salomon Brothers, Inc. Treasury/Government Sponsored Corporate Index.

Q: In the last report, you had a fairly optimistic view on corporates. How did this position affect performance early in the period, and how did you cope with the difficult environment in the second quarter?

A: Heading into 1999, we held a favorable view of "spread products," those issues that trade based on the difference between their yield and the yield on

                        6 - Scudder Short Term Bond Fund
the U.S. Treasury issue of comparable maturity. We felt that corporates, in particular, offered significant value at the time. Our overweight position had a positive impact early in the period when the sector was strong, but we began to pare back our holdings late in the first quarter, based on our belief that the interest rate environment would take a turn for the worse. The decision to reduce the Fund's weighting in corporates helped performance by lessening the impact of the sector's weakness throughout the spring. Feeling that the slump had largely played itself out by mid-June, we began to make selective purchases of auxiliary issues that had fallen to attractive levels.

Q: In the corporate sector, are you still focused on noncyclicals?

A: Yes. Even though the economy has been doing well, we feel that it is best to insulate the Fund from the volatility associated with the so-called "smokestack" industries. We focus on bonds issued by companies with steady, recurring cash flows. Consequently, we continue to overweight the consumer nondurables sector, which includes Safeway, Gillette, and Kellogg Company. This strategy has held us in good stead for a long time, but some of the names we have ridden for the past year to two years gave up some ground in the second half of the period. A parallel can be drawn to the stock market, where higher quality names outperformed through 1998 and the first quarter of 1999, but gave way to cyclicals and other groups of lesser quality once the global economy appeared to be picking up steam. Despite this short-term weakness, we believe that a focus on quality will benefit the Fund over time.

Q: What was your strategy with respect to duration and credit risk?

A: At the close of the period the Fund's duration stood at 2.1 years, above the
2.0 level of December 31, 1998, and higher than the average for comparable funds. We pushed the Fund's duration out in order to capture extra income, but the added risk proved to be a negative when bonds with maturities of 2 to 5 years underperformed those with maturities of 2 years or less. We view this as being one of the most important reasons for the Fund's recent underperformance. In terms of credit quality, we adopted a more conservative posture: Our 26% weighting in bonds rated A or BBB was well below the 35% maximum we can hold in these areas. Since bonds rated AA and above tended to outperform in the period, this tactical decision had a positive impact on performance.

Q: What is your outlook for the bond market through the remainder of 1999? Is the Year 2000 issue likely to be a factor in market performance?

A: In light of the Fed's adoption of a neutral bias, we believe that most of the pressure that has weighed on the bond market in recent months has been relieved. While investors will be keeping an eye on economic reports for evidence of inflation, it is likely that the worst effects of the market's rate concerns are now behind us. As a result, corporates and mortgage-backed securities have become an attractive source of incremental yield versus Treasuries.

Looking ahead to the remainder of the year, the Y2K problem appears to be the most significant wild card. While we don't expect substantial


                        7 - Scudder Short Term Bond Fund
dislocations in the market, it is likely that liquidity will dry up as we enter the fourth quarter. The high current levels of corporate bond issuance most likely reflect an effort on the part of U.S. companies to complete their 1999 financing activities ahead of the fourth quarter, meaning that few issues will be coming to market in the final three months of the year. We also expect demand to fall as we approach the new year, since most institutions will avoid taking on major new positions prior to Y2K. The combination of these phenomena should create abnormalities in the flow of trading activity, and could affect the durations of existing portfolios. Beyond that, however, we do not expect any major disruptions.

Going forward, we intend to use the same steady approach, emphasizing value in corporates and looking for the best risk/reward opportunities on the short end of the yield curve. While the Fund has underperformed in recent months, we continue to believe in the long-term value of our investment strategy, and are enthusiastic about the opportunities that currently exist in the bond market.

                        8 - Scudder Short Term Bond Fund

              Investment Portfolio as of June 30, 1999 (Unaudited)

                                                                                     Principal      Market
                                                                                     Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.7%
------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1999 at 4.8%, to be repurchased at $33,361,448 on 7/1/1999, collateralized
  by a $33,801,000 U.S. Treasury Bond, 3.625%, 4/15/2028 (Cost $33,357,000) .....    33,357,000    33,357,000

U.S. Government & Treasury Obligations 20.1%
-------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.625%, 9/2/2003 ......................................     7,190,000     7,010,250
Federal Home Loan Bank, 5.5%, 4/14/2000 .........................................    10,000,000     9,996,900
Federal Home Loan Bank, 5.625%, 3/19/2001 .......................................    20,000,000    19,953,200
Federal Home Loan Bank, 5.125%, 9/15/2003 .......................................    35,000,000    33,709,200
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ..............................    10,000,000     9,873,400
Federal National Mortgage Association, 5.625%, 3/15/2001 ........................    20,000,000    19,965,600
U.S. Treasury Note, 5.75%, 11/15/2000 ...........................................     5,000,000     5,021,100
U.S. Treasury Note, 5.875%, 11/30/2001 ..........................................    15,000,000    15,093,750
U.S. Treasury Note, 5.625%, 12/31/2002 ..........................................    40,000,000    39,956,400
U.S. Treasury Principal Strip, Zero Coupon, 11/15/2000 ..........................    10,949,000    10,179,723
U.S. Treasury Principal Strip, Zero Coupon, 2/15/2001 ...........................     8,500,000     7,785,405
Total U.S. Government & Treasury Obligations (Cost $182,432,446)                                  178,544,928

Government National Mortgage Association 6.3%
-------------------------------------------------------------------------------------------------------------
11.0%, 7/15/2015 ................................................................        35,585        39,036
9.0%, 11/15/2020 ................................................................        86,644        92,466
8.0% with various maturities to 12/15/2023 ......................................    44,973,797    46,303,776
11.5%, 1/1/2029 .................................................................     9,129,055    10,144,662
Total Government National Mortgage Association (Cost $57,315,779)                                  56,579,940

U.S. Government Agency Pass-thrus 4.8%
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7.5%, 4/1/2013 ................................    30,618,420    31,163,734
Federal Home Loan Mortgage Corp., 9.5%, 8/1/2016 ................................     3,903,956     4,190,312
Federal National Mortgage Association, 8.0%, 12/1/2012 ..........................     7,011,188     7,205,047
Total U.S. Government Agency Pass-thrus (Cost $43,041,019)                                         42,559,093

Collateralized Mortgage Obligations 13.9%
-------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Series 1998-13 A7, 6.75%, 8/25/2028 .....................     9,373,797     9,347,363
First Bank System Inc. Series 1993-F, 7.14%, 11/25/2024 .........................     5,727,268     5,720,109
General Electric Capital Mortgage Services, Inc., Series 1992-E, 7%, 1/25/2008 ..     3,834,948     3,849,329
General Electric Capital Mortgage Services, Inc. Series 1994-21A, 6.5%, 8/25/2009    10,630,474    10,537,458
General Electric Capital Mortgage Services, Inc. Series 1994-27, 6.5%, 7/25/2024        462,133       460,544
Morgan Stanley Capital Investment Inc., 6.25%, 7/15/2007 ........................     7,542,083     7,398,017

    The accompanying notes are an integral part of the financial statements.

                        9 - Scudder Short Term Bond Fund

                                                                                            Principal      Market
                                                                                           Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------------------------
Mortgage Index Amortizing Trust, Series 1997-1, 6.682%, 8/25/2004 .....................    14,000,000    13,884,063
Norwest Asset Securities Corp., Series 1998-23 A2, 6.75%, 10/25/2028 ..................    11,627,350    11,529,244
Norwest Integrated Structured Assets, Inc., Series 1999-1 A1, 6.5%, 4/25/2029 .........    19,092,502    18,737,501
Residential Accredit Loans, Inc., Series 1999-QS3 A1, 6.5%, 3/25/2029 .................     6,790,546     6,658,979
Residential Accredit Loans, Inc., Series 1999-QS7 A1, 6.75%, 6/25/2029 ................    15,465,000    15,252,356
Residential Funding Mortgage Securities, Series 1996-S15, 7.75%, 1/25/2007 ............     7,375,178     7,460,453
Residential Funding Mortgage Securities, Series 1993-A5, 7.05%, 10/25/2023 ............     4,405,748     4,342,415
Residential Funding Mortgage Securities I Inc., Series 1997-S19 A6, 6.5%, 12/25/2012 ..     8,394,178     8,383,685
Total Collateralized Mortgage Obligations (Cost $125,399,282)                                           123,561,516

Foreign Bonds -- U.S.$ Denominated 1.0%
-------------------------------------------------------------------------------------------------------------------
Cadbury Schweppes, plc, 6.25%, 10/4/1999 (Cost $9,028,620) ............................     9,000,000     9,004,500

Asset Backed 19.2%
-------------------------------------------------------------------------------------------------------------------
Manufacturing 1.3%

PBG Equipment Trust Series 1A, 6.27%, 1/20/2012 .......................................    11,758,128    11,643,722
                                                                                                       ------------
Automobile Receivables 3.7%

Capital Automobile Receivable Asset Trust, Series 1999-1 A2, 5.58%, 6/15/2002 .........     8,000,000     7,945,000
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 .....................    10,000,000     9,987,500
World Omni Automobile Lease Securitization Trust, Series 1996-B, 6.85%, 11/15/2002 ....    14,575,197    14,586,584
                                                                                                       ------------
                                                                                                         32,519,084
                                                                                                       ------------
Credit Card Receivables 3.4%

Advanta Corp. Series 1997-2 A3, 7.3%, 10/25/2022 ......................................    10,500,000    10,586,955
Citibank Credit Card Master Trust I, Series 1999-1 A, 5.5%, 2/15/2006 .................    10,000,000     9,609,300
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ..............................    10,000,000     9,953,125
                                                                                                       ------------
                                                                                                         30,149,380
                                                                                                       ------------
Home Equity Loans 5.4%

Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/2028 ............    18,500,000    18,390,156
Contimortgage Net Interest Margin Notes, Series 1997-3, 7.23%, 7/16/2028 (b) ..........     4,819,485     4,646,284
Equity Credit Corp. Home Equity Loan Trust, Series 1999-2, Class A2F, 6.223%, 6/25/2011    14,800,000    14,661,250
Green Tree Home Equity Loan Trust, Series 1997-B A5, 7.15%, 4/15/2027 .................     9,600,000     9,678,750
Old Stone Credit Corp. Home Equity Loan, Series 1993-1, 5.85%, 3/15/2008 ..............       458,376       458,268
                                                                                                       ------------
                                                                                                         47,834,708
                                                                                                       ------------
Manufactured Housing Receivables 5.4%

Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/2028 ..............     8,000,000     7,615,625
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/2025 .........................    20,636,400    17,070,017

    The accompanying notes are an integral part of the financial statements.

                        10 - Scudder Short Term Bond Fund

                                                                          Principal      Market
                                                                          Amount ($)    Value ($)
-------------------------------------------------------------------------------------------------
Green Tree Financial Corp., Series 1995-8 B1, 7.3%, 12/15/2026 ......     9,500,000     9,063,570
Green Tree Financial Corp., Series 1996-5 B2, 8.45%, 7/15/2027 ......     9,998,413     8,183,501
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/2012     6,512,935     6,533,255
                                                                                     ------------
                                                                                       48,465,968
Total Asset Backed (Cost $178,108,333)                                                170,612,862

Corporate Bonds 31.0%
-------------------------------------------------------------------------------------------------
Consumer Discretionary 1.7%

Wal-Mart Stores Inc., 5.85%, 6/1/2000 ...............................    15,000,000    15,025,200
                                                                                     ------------
Consumer Staples 5.8%

Gillette Company, 5.75%, 8/3/2001 ...................................    12,000,000    11,890,320
Kellogg Co., 5.75%, 2/2/2001 ........................................    10,000,000     9,955,000
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ....................    10,000,000     9,228,900
Philip Morris Companies Inc., 6.15%, 3/15/2000 ......................    15,000,000    15,059,550
Safeway Inc., 5.875%, 11/15/2001 ....................................     6,000,000     5,935,980
                                                                                     ------------
                                                                                       52,069,750
                                                                                     ------------
Communications 1.2%

Sprint Capital Corp., 5.875%, 5/1/2004 ..............................    11,500,000    11,068,750
                                                                                     ------------
Financial 15.3%

AT&T Capital Corp., 6.25%, 5/15/2001 ................................    11,000,000    10,875,150
BANK ONE CORP., 6.25%, 10/1/2001 ....................................    10,000,000    10,014,500
BankAmerica Corp., 5.75%, 3/1/2004 ..................................    10,000,000     9,700,000
Capital One Bank, 6.57%, 1/27/2003 ..................................     7,000,000     6,859,300
Citicorp, 8.03%, 2/15/2000 ..........................................    15,000,000    15,195,300
Colonial Realty LP (REIT), 7.5%, 7/15/2001 ..........................     4,000,000     3,967,440
Commercial Credit Co., 6.375%, 9/15/2002 ............................     8,000,000     7,993,920
Ford Motor Credit Co., 6.5%, 2/28/2002 ..............................     8,000,000     8,019,520
General Electric Capital Corp., 6.02%, 5/4/2001 .....................    15,000,000    14,943,750
Home Savings of America, 6%, 11/1/2000 ..............................       500,000       498,555
NBD Bank NA Michigan, 6.25%, 8/15/2003 ..............................     6,500,000     6,465,615
Oasis Residential Inc. (REIT), 6.75%, 11/15/2001 ....................    13,400,000    12,908,488
Spieker Properties, Inc. (REIT), 6.65%, 12/15/2000 ..................    15,000,000    15,022,500
Spieker Properties, Inc. (REIT), 6.8%, 12/15/2001 ...................     5,500,000     5,489,275
Spieker Properties, Inc. (REIT), 6.95%, 12/15/2002 ..................     3,500,000     3,486,210
Susa Partnership LP (REIT), 7.125%, 11/1/2003 .......................     5,400,000     5,293,134
                                                                                     ------------
                                                                                      136,732,657
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                        11 - Scudder Short Term Bond Fund

                                                                Principal      Market
                                                                Amount ($)    Value ($)
---------------------------------------------------------------------------------------
Media 0.7%

Tele-Communications, Inc., 7.375%, 2/15/2000 ..............     6,000,000     6,059,400

Manufacturing 1.1%

Xerox Corp., 5.5%, 11/15/2003 .............................    10,000,000     9,526,600
                                                                            -----------
Technology 1.7%

Raytheon Co., 6.45%, 8/15/2002 ............................    15,000,000    15,032,850
                                                                            -----------
Energy 2.7%

Atlantic Richfield Co., 5.55%, 4/15/2003 ..................    12,000,000    11,640,000
Vastar Resources, Inc., 6%, 4/20/2000 .....................    12,500,000    12,557,625
                                                                            -----------
                                                                             24,197,625
                                                                            -----------
Metals & Minerals 0.2%

Alcan Aluminium Ltd., 9.625%, 7/15/2019 ...................     1,680,000     1,762,018
                                                                            -----------
Utilities 0.6%

Detroit Edison Co., 5.93%, 2/1/2001 .......................     5,000,000     4,976,300
Total Corporate Bonds (Cost $281,090,734)                                   276,451,150
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $909,773,213) (a)                890,670,989

(a) The cost for federal income tax purposes was $909,773,213. At June 30, 1999, net unrealized depreciation for all securities based on tax cost was $19,102,224. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $849,025 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $19,951,249.

(b) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at June 30, 1999 amounted to $4,646,284, which represents 0.52% of net assets. Information concerning such restricted securities at June 30, 1999 is as follows:

                                                Acquisition
     Security                                      Date       Cost ($)
     ------------------------------------------ ------------ ------------
     Contimortgage Net Interest Margin Notes    10/8/1997    4,819,485


     Abbreviations and other acronyms used in this portfolio:
     -----------------------------------------------------------------------
     REIT           Real Estate Investment Trust

     Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

                        12 - Scudder Short Term Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1999 (Unaudited)


Assets
----------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $909,773,213) ..........   $   890,670,989
                  Cash ...........................................................           630,518
                  Interest receivable ............................................         9,564,964
                  Receivable for Fund shares sold ................................           381,297
                  Receivable for investments sold ................................        12,891,648
                  Other assets and receivables ...................................            22,170
                                                                                     ---------------
                  Total assets ...................................................       914,161,586
Liabilities
----------------------------------------------------------------------------------------------------
                  Dividends payable ..............................................           924,894
                  Payable for Fund shares redeemed ...............................        19,636,995
                  Accrued management fee .........................................           337,161
                  Other payables and accrued expenses ............................           928,773
                                                                                     ---------------
                  Total liabilities ..............................................        21,827,823
                  Net assets, at market value                                        $   892,333,763
Net Assets
----------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ............................         3,265,219
                  Net unrealized appreciation (depreciation) on investments ......       (19,102,224)
                  Accumulated net realized gain (loss) ...........................      (146,888,932)
                  Paid-in capital ................................................     1,055,059,700
                  Net assets, at market value                                        $   892,333,763
Net Asset Value
----------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($892,333,763 / 83,763,556 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares authorized) $         10.65

    The accompanying notes are an integral part of the financial statements.

                        13 - Scudder Short Term Bond Fund

                             Statement of Operations

                   six months ended June 30, 1999 (Unaudited)


Investment Income
------------------------------------------------------------------------------------------------
                  Income:
                  Interest ......................................................   $ 30,712,056
                                                                                    ------------

                  Expenses:
                  Management fee ................................................      2,624,388
                  Services to shareholders ......................................      1,356,894
                  Custodian and accounting fees .................................        123,888
                  Trustees' fees and expenses ...................................         22,962
                  Reports to shareholders .......................................         97,188
                  Auditing ......................................................         30,438
                  Legal .........................................................         11,748
                  Registration fees .............................................         23,496
                  Other .........................................................         45,627
                                                                                    ------------
                  Total expenses before reductions ..............................      4,336,629
                  Expense reductions ............................................       (296,649)
                                                                                    ------------
                  Expenses, net .................................................      4,039,980
                  Net investment income                                               26,672,076

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments .....................     (6,176,075)
                  Net unrealized appreciation (depreciation) during the period on
                    investments .................................................    (14,969,938)
                  Net gain (loss) on investment transactions                         (21,146,013)

                  Net increase (decrease) in net assets resulting from operations   $  5,526,063


    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder Short Term Bond Fund

                       Statements of Changes in Net Assets

                                                                               Six Months
                                                                                  Ended            Year Ended
                                                                              June 30, 1999       December 31,
Increase (Decrease) in Net Assets                                              (Unaudited)            1998
-------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ................................   $    26,672,076    $    65,426,101
                  Net realized gain (loss) from investment transactions         (6,176,075)        (3,844,223)
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period .........       (14,969,938)       (16,197,280)
                                                                           ---------------    ---------------
                  Net increase (decrease) in net assets resulting from
                     operations ........................................         5,526,063         45,384,598
                                                                           ---------------    ---------------
                  Distributions to shareholders from:
                  Net investment income ................................       (25,057,898)       (62,427,806)
                                                                           ---------------    ---------------
                  Fund share transactions:
                  Proceeds from shares sold ............................       567,384,396        425,742,760
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions .....................        19,209,744         47,687,597
                  Cost of shares redeemed ..............................      (666,668,820)      (629,978,033)
                                                                           ---------------    ---------------
                  Net increase (decrease) in net assets from Fund share
                     transactions ......................................       (80,074,680)      (156,547,676)
                                                                           ---------------    ---------------
                  Increase (decrease) in net assets ....................       (99,606,515)      (173,590,884)
                  Net assets at beginning of period ....................       991,940,278      1,165,531,162
                  Net assets at end of period (including undistributed
                     net investment income of $3,265,219 and $1,651,041,
                     respectively) .....................................   $   892,333,763    $   991,940,278

Other Information
-------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ............        91,279,720        105,576,081
                                                                           ---------------    ---------------
                  Shares sold ..........................................        52,178,668         38,872,025
                  Shares issued to shareholders in reinvestment of
                     distributions .....................................         1,784,972          4,362,339
                  Shares redeemed ......................................       (61,479,804)       (57,530,725)
                                                                           ---------------    ---------------
                  Net increase (decrease) in Fund shares ...............        (7,516,164)       (14,296,361)
                  Shares outstanding at end of period ..................        83,763,556         91,279,720


    The accompanying notes are an integral part of the financial statements.

                        15 - Scudder Short Term Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   Six Months Ended
                                                   June 30, 1999(a)                    Years Ended December 31,
                                                     (Unaudited)      1998(a)         1997(a)      1996(a)       1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........      $ 10.87         $ 11.04       $   11.05    $   11.35    $   10.91    $   12.01
Income from investment operations:
Net investment income .........................          .30             .66             .73          .74          .71          .81
Net realized and unrealized gain (loss) on
  investment transactions .....................         (.24)           (.19)           (.07)        (.32)         .44        (1.15)
Total from investment operations ..............          .06             .47             .66          .42         1.15         (.34)
Less distributions from:
Net investment income .........................         (.28)           (.64)           (.67)        (.72)        (.43)        (.64)
Tax return of capital .........................           --              --              --           --         (.28)        (.12)
Total distributions ...........................         (.28)           (.64)           (.67)        (.72)        (.71)        (.76)

Net asset value, end of period ................   $    10.65      $    10.87    $      11.04 $      11.05 $      11.35 $      10.91
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............................          .57(c)**       4.34(b)         6.17         3.86        10.74        (2.87)

Ratios and Supplemental Data
Net assets, end of period ($ millions) ........          892             992           1,166        1,468        1,823        2,136
Ratio of operating expenses net, to average
  daily net assets (%) ........................          .85*            .86             .86          .80          .75          .73
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) .          .91*            .86             .86          .80          .75          .73
Ratio of net investment income to average daily
  net assets (%) ..............................         5.61*           6.07            6.64         6.66         6.37         6.93
Portfolio turnover rate (%) ...................         58.1*           95.4            39.4         61.8        101.1         65.3

(a) Per share amounts have been calculated using weighted average shares outstanding.
(b) If the Adviser had not reimbursed the Fund, the total return for the year ended December 31, 1998 would have been lower.
(c) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized

                        16 - Scudder Short Term Bond Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $140,296,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,917,000), December 31, 2005 ($18,998,000) and December 31, 2006
($6,027,000), the respective expiration dates.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                        17 - Scudder Short Term Bond Fund

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $217,934,525 and $277,260,599, respectively. Purchases and sales of U.S. Government obligations aggregated $43,416,936 and $55,282,188, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Effective October 1, 1998, the Adviser has agreed not to impose all or a portion of the Fund's management fee until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than .85% of average daily net assets. For the six months ended June 30, 1999, the Adviser did not impose a portion of its management fee aggregating $296,649, and the amount imposed aggregated $2,327,739. This was equivalent to an annualized effective rate of 0.49% of the Fund's daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SSC aggregated $732,461, of which $119,102 is unpaid at June 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by STC aggregated $257,148, of which $41,458 is unpaid at June 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $59,933, of which $8,875 is unpaid at June 30, 1999.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, Trustees' fees and expenses aggregated $22,962.

                        18 - Scudder Short Term Bond Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to 33 percent of its net assets under the agreement.

                                    E. Merger

On April 12, 1999, the Fund acquired substantially all of the assets and all of the identified and stated liabilities of Scudder Zero Coupon 2000 Fund in a tax free exchange for 1,644,820 shares of common stock (valued at $17,796,950). The net assets of Scudder Zero Coupon 2000 Fund included unrealized appreciation of $401,355.

                        19 - Scudder Short Term Bond Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates;
Executive Fellow, Center for Business
Ethics, Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of
Business Administration,
Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

John Millette*
Vice President
and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                        20 - Scudder Short Term Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        21 - Scudder Short Term Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                        22 - Scudder Short Term Bond Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        23 - Scudder Short Term Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER